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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 5, 2003


                                 CWABS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                              333-101101                      95-4596514
----------------------------                   ------------                -------------------
(State or Other Jurisdiction                   (Commission                   (I.R.S. Employer
      of Incorporation)                        File Number)                Identification No.)



      4500 Park Granada
    Calabasas, California                                                         91302
----------------------------                                                    ----------
    (Address of Principal                                                       (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
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Item 5. Other Events.
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        Filing of Certain Materials.
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     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates,
Series 2003-S1 (the "Certificates"), CWABS, Inc. is filing herewith the terms and conditions relating to the mortgage pool insurance policy issued by Radian Insurance Inc. relating to the mortgage loans.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:

                    99.1      Radian Policy Terms and Conditions













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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 29, 2003 and prospectus supplement dated May 5, 2003, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-S1.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By:  /s/ Celia Coulter
                                               -----------------
                                                   Celia Coulter
                                                   Vice President



Dated:  July 15, 2003


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Exhibit Index

Exhibit                                                                  Page
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99.1      Radian Policy Terms and Conditions                             5


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